UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 20, 2008
(Date of Earliest Event Reported)

GAMMACAN INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32835	33-0956433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39 Jerusalem St.
Kiryat Ono 55423 Israel
(Address of principal executive offices)

(972) (3) 738-2616 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant

     On October 20, 2008, Kesselman & Kesselman (“Kesselman”) resigned as the independent registered public accounting firm of the registrant.

     The reports of Kesselman on the registrant’s financial statements for the fiscal years ended September 30, 2007 and 2006 contained no adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports included explanatory paragraphs expressing substantial doubt about the registrant’s ability to continue as a going concern.

     During the fiscal years ended September 30, 2007 and 2006 and through October 20, 2008, there were no disagreements with Kesselman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Kesselman, would have caused them to make reference to such disagreements in their reports on the financial statements for the fiscal years ended September 30, 2007 and 2006.

     During the fiscal years ended September 30, 2007 and 2006 and through October 20, 2008, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K).

     The registrant has requested that Kesselman furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter dated October 30, 2008 is filed as an exhibit to this Form 8-K.

Item 8.01      Other Items

      As previously reported, since the end of the first quarter of 2008, the registrant has been involved in active negotiations to raise additional funds to finance its ongoing operations. Despite the registrant’s intensive efforts to secure financing and the registrant’s good faith belief that such financing would be secured, at the date hereof, the registrant has been unable to secure any commitments for additional capital. As a result, the registrant has reduced its research and development operations. The registrant has been exploring, and is continuing to explore, financing options and strategic alternatives for the resumption of its historical level of operations.

      Until such time as the registrant has adequate capital resources to file quarterly reports on Form 10-Q or annual reports on Form 10-K with the Commission, the registrant does not intend to file such reports but intends to disclose material events by filing current reports on Form 8-K with the Commission.

Item 9.01      Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

	16.1	Letter from Kesselman & Kesselman to the Securities and Exchange Commission dated October 30, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: October 30, 2008

GAMMACAN INTERNATIONAL, INC.

By:	/s/ Patrick N.J. Schnegelsberg
Name:	Patrick N.J. Schnegelsberg
Title:	Chief Executive Officer